UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareowners to be held on April 30, 2018.

Meeting Information
UNITED TECHNOLOGIES CORPORATION	Meeting Type:	Annual Meeting
	For Shareowners as of:	March 2, 2018
Date: April 30, 2018 Time: 8:00 a.m. Eastern Time
UNITED TECHNOLOGIES CORPORATION 10 FARM SPRINGS ROAD FARMINGTON, CT 06032	Location:	UTC Center for Intelligent Buildings 13995 Pasteur Boulevard Palm Beach Gardens, Florida 33418

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT NOTICE AND ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Many Shareowner meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please see the Proxy Statement regarding meeting attendance because seating is limited. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends a vote FOR each of the following director nominees:

1.	Election of Directors

	1a.	Lloyd J. Austin III

	1b.	Diane M. Bryant

	1c.	John V. Faraci

	1d.	Jean-Pierre Garnier

	1e.	Gregory J. Hayes

	1f.	Ellen J. Kullman

	1g.	Marshall O. Larsen

	1h.	Harold W. McGraw III

	1i.	Margaret L. O’Sullivan

	1j.	Fredric G. Reynolds

	1k.	Brian C. Rogers

	1l.	Christine Todd Whitman

The Board of Directors recommends a vote FOR the following proposals:

2.	Advisory Vote to Approve Executive Compensation.

3.	Approve the UTC 2018 Long-Term Incentive Plan.

4.	Appoint PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2018.

5.	Approve an Amendment to the Restated Certificate of Incorporation to Eliminate Supermajority Voting for Certain Business Combinations.

The Board of Directors recommends a vote AGAINST proposal 6.

6.	Shareowner Proposal: Reduce Threshold to Call Special Meetings from 25% to 10%.

Dear UBS Account Holder,

The communication below is being provided to you at the request of United Technologies Corporation (“UTC”). Please be advised that the information and recommendations provided in the communication are from UTC alone, and UBS Financial Services Inc. (“UBS”) expressly disclaims any and all responsibility and/or liability for the information and recommendations provided. UBS makes no representation concerning the accuracy or completeness of the information provided and takes no position with respect to the advisability of the recommendations made. Any questions or concerns should be addressed to UTC management.

United Technologies Corporation
Annual Meeting of Shareowners
April 30, 2018 at 8:00 a.m. Eastern Time

Dear Fellow Shareowner,

The 2018 Annual Meeting of UTC Shareowners will be held on April 30, 2018.

YOUR VOTE IS VERY IMPORTANT. IF YOU HAVE NOT ALREADY DONE SO, WE URGE YOU TO SUBMIT VOTING INSTRUCTIONS FOR YOUR SHARES OF UTC COMMON STOCK HELD THROUGH UBS AS SOON AS POSSIBLE.

The Board of Directors recommends that you vote FOR the election of each of the nominees for director, FOR Proposals 2, 3, 4 and 5, and AGAINST Proposal 6.

[CONTROL NUMBER: 0123456789012345]

You can enter your voting instructions and view the shareowner material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

[https://www.proxyvote.com/00123456789012345]

FURTHER INFORMATION CONCERNING THE FOLLOWING PROPOSALS IS INCLUDED IN UTC’S 2018 PROXY STATEMENT:

Proposal 1 - Election of the Twelve Director Nominees:

01 Lloyd J. Austin III
02 Diane M. Bryant
03 John V. Faraci
04 Jean-Pierre Garnier
05 Gregory J. Hayes
06 Ellen J. Kullman
07 Marshall O. Larsen

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08 Harold W. McGraw III
09 Margaret L. O’Sullivan
10 Fredric G. Reynolds
11 Brian C. Rogers
12 Christine Todd Whitman

Proposal 2 - Advisory Vote to Approve Executive Compensation

Proposal 3 – Approve the UTC 2018 Long-Term Incentive Plan

Proposal 4 – Appoint PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2018

Proposal 5 – Approve an Amendment to the Restated Certificate of Incorporation to Eliminate Supermajority Voting for Certain Business Combinations

Proposal 6 – Shareowner Proposal: Reduce the Threshold to Call Special Meetings from 25% to 10%

We urge you to carefully review the additional information concerning these proposals that is provided in the Proxy Statement.

This reminder to vote was been sent in connection with your shares of UTC common Stock held through UBS. If you also hold shares through another account, you should receive a separate communication from the firm administering those holdings that explains how to vote those shares. For shares held through a bank or through another broker, shares registered directly in your name or shares held through the UTC Savings Plan, you should receive communications from Broadridge Financial Solutions, Inc.

In 2017, UTC demonstrated once again that we do the big things the right way. An innovative spirit propels our company. Our investments in purposeful innovation and our focus on execution, cost reduction and disciplined capital allocation are yielding strong results. Our performance relies on our incredibly talented and dedicated global workforce. I would like to thank each of you for your contributions to UTC’s success.

Gregory J. Hayes
Chairman & CEO

This message has been forwarded to you by Broadridge Financial Services, Inc., on behalf of UBS and at the request of UTC, in connection with your holdings of UTC Common Stock through your account with UBS.

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The UTC Annual Report for 2017 and the Notice of 2018 Annual Meeting of Shareowners and Proxy Statement are available at the following link: https://www.proxyvote.com/00123456789012345

Broadridge will receive and tabulate voting instructions and act as independent Inspectors of Election. VOTING IS CONFIDENTIAL, AS DESCRIBED IN UTC’S PROXY STATEMENT. TO SUBMIT YOUR VOTING INSTRUCTIONS FOR SHARES OF UTC COMMON STOCK HELD THROUGH YOUR UBS ACCOUNT, PLEASE VISIT THE SECURE AND CONFIDENTIAL ONLINE VOTING SITE AT HTTPS://WWW.PROXYVOTE.COM AND FOLLOW THE ON-SCREEN INSTRUCTIONS. YOU WILL NEED YOUR CONFIDENTIAL VOTING CONTROL NUMBER PROVIDED ABOVE TO SUBMIT YOUR VOTING INSTRUCTIONS FOR YOUR SHARES OF UTC COMMON STOCK HELD THROUGH YOUR UBS.

USING YOUR VOTING CONTROL NUMBER PROVIDED ABOVE, YOU CAN ALSO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTIONS BY TELEPHONE BY CALLING 1-800-474-7485.

Please visit our website at http://financialservicesinc.ubs.com/wealth/E-maildisclaimer.html for important disclosures and information about our e-mail policies. For your protection, please do not transmit orders or instructions by e-mail or include account numbers, Social Security numbers, credit card numbers, passwords, or other personal information.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

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